LEGACY Education Alliance, Inc.

www.legacyeducationalliance.com
Trading Symbol . . . . OTC Markets: LEAI



Shares Outstanding	20.0 Mil
Market Cap (@ $0.50)*	$10.0 Mil
Insider Ownership**	20%
Cash	$4.6 Mil

(all figures in USD) *As of Dec. 08, 2014
**Via entity that maintains majority control

Legacy Education Alliance, Inc. is a leading provider of educational training seminars, conferences and services. Founded in 1992, Legacy Education Alliance, Inc. is a global company dedicated to providing quality professional education enrichment in the areas of real estate investing, financial instruments and personal finance with the goal of empowering its students with real-world, practical knowledge. The global company has more than 200 employees worldwide with students in more than 100 countries. 900,000+ people have participated in its Rich Dad Education Workshops and Seminars since 2006.

GROWTH OPPORTUNITIES FOR 2015/16

- International Expansion
- Online
- U.S. Acquisitions

PROPRIETARY OFFERINGS

- Basic training courses, Advanced training courses, individualized mentoring and coaching programs
- Intellectual Property - training materials, trade names, service marks, copyrights, patents
- Licensing Agreements - Rich Dad, Robbie Fowler, Martin Roberts



Revenue - (YTD 9 Months 2014)
100
75
50
25
00
Millions
2012
2013
2014



Net Income - (YTD 9 Months 2014)
08
06
04
02
00
Millions
2012
2013
2014



Geographic Revenue Breakdown (YTD 9 Months 2014)
75%
18%
7%
U.S.
UK & Other Int'l
Canada

OUR STRATEGY - *Helping people take control of their financial futures*

Our objective is to be the leading international provider of a broad set of services and products that enable individuals from all walks of life, regardless of their current economic situation or education background, to "escape the rat race" and achieve financial success. Our strategy is focused on the following areas:

Continued development of U.S. businesses. Continue focus on U.S. services to maintain a stable revenue stream.

Development of the International market. Primarily centered in the UK, expanded to countries in Africa, Europe & Asia. March 2013 - Rich Dad brand licensing arrangement was expanded to worldwide exclusivity, allowing for growth in additional international markets.

Security and longevity of our brands. Internationally, we operate under 8 different brands, providing the flexibility to provide our services through different demographics, price points and sales channels.

Fulfilling our customer obligations. Optimized pace and improved cost efficiency with which we fulfill our long term customer commitments. We have:

- expanded the options for course fulfillment in order to reduce the number of expired contracts; increased the number of courses offered through electronic media and via the internet;

- implemented an improved outreach program that involves contacting our customers;

- implemented the concept of a symposium fulfillment experience, which we believe will play a significant role in our business model going forward. Symposiums allow us to hold several advanced classes in one location resulting in cost savings based on economies of scale.

Enhanced eLearning. Continue developing and promoting interactive and online distributed course content and enhanced technology platforms capable of streaming video, interactive e-learning, and distributed e-learning. We have been developing our social and brand presence internationally.

Consistent quality assurance. To be an effective provider of training we need to ensure that our course offerings meet our strict quality assurance guidelines. We will continue to monitor and enforce standards for marketing, sales presentations, and training delivery throughout our organization.

Continued professional development. Identify, recruit and retain a team of trainers, mentors & coaches who have practical, hands-on experience in their fields.

TRAINING - *Comprehensive instruction and mentorship*

Our curriculum is designed to help people progress from beginner to educated investor. Students often begin their journey to financial freedom at one of our FREE Workshops. They can then continue with a 3-Day Training followed by our Elite Training programs. Customers may access training content through multipledelivery channels, including: Live instruction in classroom settings, Onsite mentoring, Telephonic mentoring, Electronic access to live online or pre-recorded on-demand programs, Electronic media, Symposiums, Webinars

COMPELLING VALUATION

- 0.16x Revenue Multiple
- 1.7x Income from operations

Millions as per (1/1/15)

Company (Stock Symbol)	Share Price	S/O	Cash	Mkt. Value	Revenue	TTM Growth	Op. P/L	Multiples Revenue	Multiples Op. P/L
Legacy Education Alliance (LEAI)*	$0.50	20.0	$4.6	$10	$75.0	16%	$5.8	0.13	1.7

* Thru 9 Months Ended Sep. 30, 2014

LEGACY
Education Alliance, Inc.

www.legacyeducationalliance.com
Trading Symbol . . . . OTC Markets: LEAI

Shares Outstanding	20.0 Mil
Market Cap (@ $0.50)*	$10.0 Mil
Insider Ownership**	20%
Cash	$4.6 Mil

(all figures in USD) *As of Dec. 08, 2014
**Via entity that maintains majority control

Legacy Education Alliance, Inc. is a leading provider of educational training seminars, conferences and services. Founded in 1992, Legacy Education Alliance, Inc. is a global company dedicated to providing quality professional education enrichment in the areas of real estate investing, financial instruments and personal finance with the goal of empowering its students with real-world, practical knowledge. The global company has more than 200 employees worldwide with students in more than 100 countries. 900,000+ people have participated in its Rich Dad Education Workshops and Seminars since 2006.

GROWTH OPPORTUNITIES FOR 2015/16

- International Expansion
- Online
- U.S. Acquisitions

PROPRIETARY OFFERINGS

- Basic training courses, Advanced training courses, individualized mentoring and coaching programs
- Intellectual Property - training materials, trade names, service marks, copyrights, patents
- Licensing Agreements - Rich Dad, Robbie Fowler, Martin Roberts



Revenue - (YTD 9 Months 2014)
100
75
50
25
00
Millions
2012
2013
2014



Net Income - (YTD 9 Months 2014)
08
06
04
02
00
Millions
2012
2013
2014



Geographic Revenue Breakdown
(YTD 9 Months 2014)
7%
75%
18%
U.S.
UK & Other Int'l
Canada

OUR STRATEGY - *Helping people take control of their financial futures*

Our objective is to be the leading international provider of a broad set of services and products that enable individuals from all walks of life, regardless of their current economic situation or education background, to "escape the rat race" and achieve financial success. Our strategy is focused on the following areas:

Continued development of U.S. businesses. Continue focus on U.S. services to maintain a stable revenue stream.

Development of the International market. Primarily centered in the UK, expanded to countries in Africa, Europe & Asia. March 2013 - Rich Dad brand licensing arrangement was expanded to worldwide exclusivity, allowing for growth in additional international markets.

Security and longevity of our brands. Internationally, we operate under 8 different brands, providing the flexibility to provide our services through different demographics, price points and sales channels.

Fulfilling our customer obligations. Optimized pace and improved cost efficiency with which we fulfill our long term customer commitments. We have:

- expanded the options for course fulfillment in order to reduce the number of expired contracts; increased the number of courses offered through electronic media and via the internet;

- implemented an improved outreach program that involves contacting our customers;

- implemented the concept of a symposium fulfillment experience, which we believe will play a significant role in our business model going forward. Symposiums allow us to hold several advanced classes in one location resulting in cost savings based on economies of scale.

Enhanced eLearning. Continue developing and promoting interactive and online distributed course content and enhanced technology platforms capable of streaming video, interactive e-learning, and distributed e-learning. We have been developing our social and brand presence internationally.

Consistent quality assurance. To be an effective provider of training we need to ensure that our course offerings meet our strict quality assurance guidelines. We will continue to monitor and enforce standards for marketing, sales presentations, and training delivery throughout our organization.

Continued professional development. Identify, recruit and retain a team of trainers, mentors & coaches who have practical, hands-on experience in their fields.

TRAINING - *Comprehensive instruction and mentorship*

Our curriculum is designed to help people progress from beginner to educated investor. Students often begin their journey to financial freedom at one of our FREE Workshops. They can then continue with a 3-Day Training followed by our Elite Training programs. Customers may access training content through multipledelivery channels, including: **Live instruction in classroom settings, Onsite mentoring, Telephonic mentoring, Electronic access to live online or pre-recorded on-demand programs, Electronic media, Symposiums, Webinars**

COMPELLING VALUATION

- 0.16x Revenue Multiple
- 1.7x Income from operations

Millions as per (1/1/15)

						TTM		Multiples	
Company (Stock Symbol)	Share Price	S/O	Cash	Mkt. Value	Revenue	Growth	Op. P/L	Revenue	Op. P/L
Legacy Education Alliance (LEAI)*	$0.50	20.0	$4.6	$10	$75.0	16%	$5.8	0.13	1.7

** Thru 9 Months Ended Sep. 30, 2014*